UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 4, 2004



                         CURATIVE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                   000-50371                 51-0467366
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)      File Number)           Identification No.)


                                150 Motor Parkway
                         Hauppauge, New York 11788-5145
                    (Address of principal executive offices)


                                 (631) 232-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 7.   Financial Statements and Exhibits

          (c)  The following exhibit is being "furnished" in accordance with
               Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

               99.1 Press Release of Curative Health Services, Inc. dated August 4, 2004.

Item 12.  Results of Operations and Financial Condition

          The following information is being "furnished" in accordance with Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

          On August 4, 2004, Curative Health Services, Inc. issued a press release reporting on its results of operations and financial condition for the completed fiscal quarter ended June 30, 2004. The press release is furnished as Exhibit 99.1 to this Report.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CURATIVE HEALTH SERVICES, INC.


Date:  August 4, 2004                      By:  /s/ Thomas Axmacher
                                                --------------------------------
                                                    Thomas Axmacher
                                                    Chief Financial Officer